Exhibit 99.3

ARMCO & METAWISE (HK) LIMITED AND SUBSIDIARIES

MARCH 31, 2008 AND 2007

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Contents	Page(s)

Consolidated Balance Sheets at March 31, 2008 (Unaudited) and December 31, 2007	F-2

Consolidated Statements of Operations and Comprehensive Income (Loss) for the three Month Period Ended March 31, 2008 and 2007(Unaudited)	F-3

Consolidated Statement of Stockholder’s Equity (Deficit) (Unaudited)	F-4

Consolidated Statements of Cash Flows for the Three Month Period Ended March 31, 2008 and 2007 (Unaudited)	F-5

Notes to the Interim Consolidated Financial Statements (Unaudited)	F-6 to F-14

Schedule:

Schedule II Valuation and Qualifying Accounts for the interim periods ended March 31, 2008 and 2007 (Unaudited)	F-14

ARMCO & METAWISE (HK) LIMITED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	March 31, 2008	December 31, 2007
	(Unaudited)

ASSETS
CURRENT ASSETS:
Cash	$145,127	$232,286
Pledged deposits	754,845	564,150
Accounts receivable	8,629,059	2,586,529
Inventories	2,985,726	2,434,908
Advances to stockholder	17,004	-
Advance on purchases	2,980,996	1,846,113
Prepayments and other current assets	23,698	-

Total Current Assets	15,536,455	7,663,986

PROPERTY AND EQUIPMENT, net	130,888	131,596

LAND USE RIGHT, net	2,182,787	2,108,983

Total Assets	$17,850,130	$9,904,565

LIABILITIES AND STOCKHOLDER'S EQUITY
CURRENT LIABILITIES:
Forward foreign currency exchange contracts	$308,744	$308,744
Forward foreign currency exchange swap liabilities	25,009	12,079
Accounts payable	5,999,187	290,740
Advances to stockholder	-	921,444
Customer deposits	3,105,117	2,228,720
Taxes payable	1,048,261	8
Accured expenses and other current liabilities	1,361,876	1,058,697

Total Current Liabilities	11,848,194	4,820,432

STOCKHOLDER'S EQUITY:
Common stock, $0.1288 par value, 30,000,000 shares authorized,
10,000 shares issued and outstanding	1,288	1,288
Additional paid-in capital	371,738	371,738
Retained earnings	5,372,062	4,634,449
Accumulated other comprehensive income:
Foreign currency translation gain	256,848	76,658

Total Stockholder's Equity	6,001,936	5,084,133

Total Liabilities and Stockholder's Equity	$17,850,130	$9,904,565

See accompanying notes to the Consolidated Financial Statements.

ARMCO & METAWISE (HK) LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(UNAUDITED)

	For the Three Month Period Ended
	March 31, 2008	March 31, 2007

NET REVENUES	$9,775,337	$3,349,681

COST OF GOODS SOLD	8,545,719	3,354,017

GROSS PROFIT (LOSS)	1,229,618	(4,336)

OPERATING EXPENSES:
Selling expenses	10,614	117,126
General and administrative expenses	216,908	60,612

Total operating expenses	227,522	177,738

INCOME (LOSS) FROM OPERATIONS	1,002,096	(182,074)

OTHER (INCOME) EXPENSE:
Loss on forward foreign currency contracts	12,930	-
Other (income) expense	(7,100)	104,985

Total other (income) expense	5,830	104,985

INCOME (LOSS) BEFORE INCOME TAXES	996,266	(287,059)

INCOME TAXES	258,653	-

NET INCOME (LOSS)	737,613	(287,059)

OTHER COMPREHENSIVE INCOME (LOSS):
Foreign currency translation gain (loss)	180,190	(53,791)

COMPREHENSIVE INCOME (LOSS)	$917,803	$(340,850)

See accompanying notes to the Consolidated Financial Statements.

ARMCO & METAWISE (HK) LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
For the Three Month Period Ended March 31, 2008
(UNAUDITED)

					Accumulated
					Other
					Comprehensive
					Income
	Common Stock,				Foreign
	$0.1288 Par Value		Additional		Currency	Total
	Number of		Paid-in	Retained	Translation	Stockholder's
	Shares	Amount	Capital	Earnings	Gain	Equity

Balance, December 31, 2006	10,000	$1,288	$371,738	$702,658	$9,632	$1,085,316

Comprehensive income
Net income				5,391,179		5,391,179
Foreign currency translation gain					67,026	67,026

Total comprehensive income						5,458,205

Dividends				(1,459,388)		(1,459,388)

Balance, December 31, 2007	10,000	$1,288	$371,738	$4,634,449	$76,658	$5,084,133

				$-

Comprehensive income
Net income				737,613		737,613
Foreign currency translation gain					180,190	180,190

Total comprehensive income						917,803

Balance, March 31, 2008	10,000	$1,288	$371,738	$5,372,062	$256,848	$6,001,936

See accompanying notes to the Consolidated Financial Statements.

ARMCO & METAWISE (HK) LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Three Month Period Ended
	March 31, 2008	March 31, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$737,613	$(287,059)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Amortization expense	21,214	4,928
Loss from disposal of property and equipment	243	11,860
Changes in operating assets and liabilities:
Bank acceptance notes receivable
Accounts receivable	(6,038,250)	604,632
Inventories	(452,686)	(3,439,429)
Advance on purchases	(1,060,482)	1,436,100
Prepayments and other current assets	(44,584)	238,282
Forward foreign exchange contracts swap	12,930	-
Accounts payable	5,698,390	1,667,802
Customer deposits	786,574	2,019,300
Taxes payable	1,008,088	(448,630)
Accrued expenses and other current liabilities	317,283	382,829

NET CASH PROVIDED BY OPERATING ACTIVITIES	986,333	2,190,615

CASH FLOWS FROM INVESTING ACTIVITIES:
Payment made towards pledged deposits	(167,959)	(154,250)
Purchases of property and equipment	(4,252)	(84,849)

NET CASH USED IN INVESTING ACTIVITIES	(172,211)	(239,099)

CASH FLOWS FROM FINANCING ACTIVITIES:
Amounts received from (paid to) related parties	(893,620)	(271,583)

NET CASH USED IN FINANCING ACTIVITIES	(893,620)	(271,583)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(7,661)	266

NET CHANGE IN CASH	(87,159)	1,680,199

Cash at beginning of year	232,286	137,798

Cash at end of year	$145,127	$1,817,997

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION:
Interest paid	$3,449	$-
Taxes paid	$-	$-

See accompanying notes to the Consolidated Financial Statements.

ARMCO & METAWISE (HK) LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2008 AND 2007
(UNAUDITED)

NOTE 1 – ORGANIZATION AND OPERATIONS

Armco & Metawise (HK) Limited ( “Armco” or the “Company”) was incorporated on July 13, 2001 under the laws of the Hong Kong Special Administrative Region (“HK SAR”) of the People’s Republic of China (“PRC”).  Armco engages in the import, sale and distribution of ferrous and non-ferrous ores and metal.

On January 9, 2007, Armco formed Armet (LianYunGang) Renewable Resources Co, Ltd. (“Armet”), as a wholly-owned foreign enterprise (“WOFE”) subsidiary in the PRC.  Armet engages in the recycling of scrap metal.

Henan Armco and Metawise Trading Co., Ltd. (“Henan Armco”) was incorporated on June 6, 2002 in the PRC.  Henan Armco engages in the import, export and distribution of ferrous and non-ferrous ores and metals.

Merger of Henan Armco and Metawise Trading Co., Ltd. (“Henan Armco”) with Armet, Companies under Common Control

On December 28, 2007, Armco by and through its wholly owned subsidiary, Armet, entered into a Share Transfer Agreement with Henan Armco, a company under common control with the Company.  The acquisition of Henan Armco has been recorded on the purchase method of accounting at historical amounts as Armet and Henan Armco were under common control since June 2002.  The consolidated financial statements have been presented as if the acquisition of Henan Armco had occurred on January 1, 2005.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying unaudited consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information, and with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) to Form 10-Q and Article 10 of Regulation S-X.  Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements.  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation of the financial position, results of operations and cash flows for the interim periods have been included.  These interim consolidated financial statements should be read in conjunction with the consolidated financial statements of the Company for the year ended December 31, 2007 and notes thereto contained in the Company’s Current Report on Form 8-K as filed with the SEC on June 30, 2008.  Interim results are not necessarily indicative of the results for the full year.

The consolidated financial statements include all the accounts of Armco and Henan Armco as of March 31, 2008 and 2007 and for the interim periods then ended.  Armet is included as of March 31, 2008 and for the interim periods ended March 31, 2008 and the period from January 9, 2007 (inception) through March 31, 2007.  All inter-company balances and transactions have been eliminated.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reporting amounts of revenues and expenses during the reported period.  Significant estimates include the estimated useful lives of property and equipment.  Actual results could differ from those estimates.

ARMCO & METAWISE (HK) LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2008 AND 2007
(UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Pledged deposits

Pledged deposits consists of (1) amounts held for outstanding letters of credit maturing in future periods and (2) deposits held for outstanding forward foreign currency hedging contracts maturing in future periods.

Trade accounts receivable

Trade accounts receivable are recorded at the invoiced amount, net of an allowance for doubtful accounts.  The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on historical write-off experience, customer specific facts and economic conditions. Bad debt expense is included in general and administrative expenses, if any.

Outstanding account balances are reviewed individually for collectibility.  Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.  The Company does not have any off-balance-sheet credit exposure to its customers.

Inventories

The Company values inventories, consisting of purchased products to be sold, at the lower of cost or market.  Cost is determined on the First-in and First-out method.  The Company regularly reviews its inventories on hand and, when necessary, records a provision for excess or obsolete inventories based primarily on current selling price and sales prices of confirmed backlog orders.  The Company determined that there was no inventory obsolescence as of March 31, 2008 and 2007.

Property and equipment

Property and equipment are recorded at cost.  Expenditures for major additions and betterments are capitalized.  Maintenance and repairs are charged to operations as incurred.  Depreciation of property and equipment is computed by the straight-line method (after taking into account their respective estimated residual values) over the assets estimated useful lives ranging from five (5) years to ten (10) years.  Upon sale or retirement of property and equipment, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in operations.  Leasehold improvements, if any, are amortized on a straight-line basis over the lease period or the estimated useful life, whichever is shorter.  Upon becoming fully amortized, the related cost and accumulated amortization are removed from the accounts.

Land use right

Land use right represents the cost to obtain the right to use land in the PRC.  Land use right is carried at cost and amortized on a straight-line basis over the life of the right of 50 years.  Upon becoming fully amortized, the related cost and accumulated amortization are removed from the accounts.

ARMCO & METAWISE (HK) LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2008 AND 2007
(UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Impairment of long-lived assets

The Company follows Statement of Financial Accounting Standards No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”) for its long-lived assets. The Company’s long-lived assets, which include property, plant and equipment, and land use right are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

The Company assesses the recoverability of its long-lived assets by comparing the projected undiscounted net cash flows associated with the related long-lived asset or group of long-lived assets over their remaining estimated useful lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets.  Fair value is generally determined using the asset’s expected future discounted cash flows or market value, if readily determinable.  If long-lived assets are determined to be recoverable, but the newly determined remaining estimated useful lives are shorter than originally estimated, the net book values of the long-lived assets are depreciated over the newly determined remaining estimated useful lives.  The Company determined that there were no impairments of long-lived assets as of March 31, 2008 or 2007.

Customer deposits

Customer deposits, included in accrued expenses and other current liabilities, primarily represent amounts received from customers for future delivery of products, all of which were fully or partially refundable depending upon the terms and conditions of the sales agreement.

Derivatives

The Company accounts for derivatives in accordance with Statement of Financial Accounting Standards No. 133 “Accounting for Derivative Instruments and Hedging Activities” (“SFAS No. 133”) and the related interpretations. SFAS No. 133, as amended, requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value. The accounting for changes in the fair value of a derivative instrument depends on: (i) whether the derivative has been designated and qualifies as part of a hedging relationship, and (ii) the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument based upon the exposure being hedged as either a fair value hedge, cash flow hedge or hedge of a net investment in a foreign operation.

The Company employs foreign currency forward contracts to convert unforeseeable foreign currency exchange rate to fixed foreign currency exchange rate.  The Company does not use derivatives for speculation or trading purposes.  Changes in the fair value of derivatives are recorded each period in current earnings or through other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and the type of hedge transaction. The ineffective portion of all hedges is recognized in current earnings.  The Company has sales and purchase commitments denominated in foreign currencies.  Foreign currency forward contracts are used to hedge against the risk of change in the fair value of these commitments attributable to fluctuations in exchange rates (“Fair Value Hedges”).  Changes in the fair value of the derivative instrument are generally offset in the income statement by changes in the fair value of the item being hedged.

ARMCO & METAWISE (HK) LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2008 AND 2007
(UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair value of financial instruments

The Company follows Statement of Financial Accounting Standards No. 107 “Disclosures about Fair Value of Financial Instruments” (“SFAS No. 107”) for its financial instruments.  The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties.  The carrying amounts of financial assets and liabilities, such as cash, accounts receivable, prepayments and other current assets, accounts payable, accrued expenses and other current liabilities, approximate their fair values because of the short maturity of these instruments.

Revenue recognition

The Company follows the guidance of the United States Securities and Exchange Commission’s Staff Accounting Bulletin (“SAB”) No. 101 “Revenue Recognition” (“SAB No. 101”), as amended by SAB No. 104 (“SAB No. 104”) for revenue recognition.  The Company records revenue when persuasive evidence of an arrangement exists, service has been rendered, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.  In addition to the aforementioned general policy, the following are the specific revenue recognition policies for each major category of revenue:

(i) Import, export and distribution of ferrous and non-ferrous ores and metals:  The Company derives its revenues from sales contracts with customers with revenues being generated upon the shipment of goods.  Persuasive evidence of an arrangement is demonstrated via invoice, product delivery is evidenced by warehouse shipping log as well as a signed bill of lading from the trucking or rail company and title transfers upon shipment, based on free on board (“FOB”) warehouse terms; the sales price to the customer is fixed upon acceptance of the purchase order and there is no separate sales rebate, discount, or volume incentive.  When the Company recognizes revenue, no provisions are made for returns because, historically, there have been very few sales returns and adjustments that have impacted the ultimate collection of revenues.

(ii) Import and export agent services:  Revenue from import and export agent services is recognized as the services are provided.  The import and export agent services are considered provided when the goods to be imported or exported by the customer are delivered to the designated port specified by the service contract.  The Company follows the Financial Accounting Standards Board Emerging Issues Task Force Issue No. 99-19 “Reporting Revenue Gross as a Principal versus Net as an Agent” for revenue recognition to report revenue net for its import and export agent services since the Company (1) takes title to the products with full payment for the goods and related cost from the customer, (2) has no risks and rewards of ownership, such as the risk of loss for collection, delivery, or returns, and (3) acts as an agent or broker (including performing services, in substance, as an agent or broker) with compensation on a commission or fee basis on any of its outsourcing projects.

Shipping and handling costs

The Company accounts for shipping and handling fees in accordance with the Financial Accounting Standards Board Emerging Issues Task Force Issue No. 00-10 “Accounting for Shipping and Handling Fees and Costs” (“EITF Issue No. 00-10”).  While amounts charged to customers for shipping products are included in revenues, the related costs are classified in cost of goods sold as incurred.

ARMCO & METAWISE (HK) LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2008 AND 2007
(UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income taxes

The Company follows Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes” (“SFAS No. 109”), which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns.  Under this method, deferred tax assets and liabilities are based on the differences between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.  Deferred tax assets are reduced by a valuation allowance to the extent management concludes it is more likely than not that the assets will not be realized.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the Consolidated Statements of Operations and Comprehensive Income in the period that includes the enactment date.

Foreign currency translation

Transactions and balances originally denominated in U.S. dollars are presented at their original amounts.  Transactions and balances in other currencies are converted into U.S. dollars in accordance with Statement of Financial Accounting Standards No. 52 “Foreign Currency Translation” (“SFAS No. 52”) and are included in determining net income or loss.

The financial records of the Company are maintained in their local currency, the Renminbi (“RMB”), which is the functional currency.  Assets and liabilities are translated from the local currency into the reporting currency, U.S. dollars, at the exchange rate prevailing at the balance sheet date. Revenues and expenses are translated at weighted average exchange rates for the period to approximate translation at the exchange rates prevailing at the dates those elements are recognized in the combined and consolidated financial statements.  Foreign currency translation gain (loss) resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining accumulated other comprehensive income in the combined and consolidated statement of stockholders’ equity.

RMB is not a fully convertible currency.  All foreign exchange transactions involving RMB must take place either through the People’s Bank of China (the “PBOC”) or other institutions authorized to buy and sell foreign exchange.  The exchange rate adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC, which are determined largely by supply and demand. Translation of amounts from RMB into United States dollars (“US$”) has been made at the following exchange rates for the respective years:

March 31, 2008
Balance sheet	RMB 7.0120 to US$1.00
Statement of operations and comprehensive income	RMB 7.1590 to US$1.00
March 31, 2007
Balance sheet	RMB 7.7232 to US$1.00
Statement of operations and comprehensive income	RMB 7.7582 to US$1.00
December 31, 2006
Balance sheet	RMB 7.8041 to US$1.00

Commencing July 21, 2005, China adopted a managed floating exchange rate regime based on market demand and supply with reference to a basket of currencies.  The exchange rate of the US dollar against the RMB was adjusted from approximately RMB 8.28 per US dollar to approximately RMB 8.11 per US dollar on July 21, 2005.  Since then, the PBOC administers and regulates the exchange rate of the US dollar against the RMB taking into account demand and supply of RMB, as well as domestic and foreign economic and financial conditions.

ARMCO & METAWISE (HK) LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2008 AND 2007
(UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign currency translation (Continued)

Net gains and losses resulting from foreign exchange transactions, if any, are included in the Consolidated Statements of Operations and Comprehensive Income (Loss).  The foreign currency translation gain (loss) at March 31, 2008 and 2007 was $180,190 and ($53,791) and the effect of the exchange rate changes on cash flows for the interim periods then ended were ($7,661) and $266, respectively.

Comprehensive income (loss)

The Company has adopted Statement of Financial Accounting Standards No. 130 “Reporting Comprehensive Income” (“SFAS No. 130”).  This statement establishes rules for the reporting of comprehensive income (loss) and its components.  Comprehensive income (loss), for the Company, consists of net income (loss) and foreign currency translation adjustments and is presented in the Consolidated Statements of Operations and Comprehensive Income (Loss) and Stockholders’ Equity.

Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Recently issued accounting pronouncements

On June 5, 2003, the United States Securities and Exchange Commission (“SEC”) adopted final rules under Section 404 of the Sarbanes-Oxley Act of 2002 (“Section 404”), as amended by SEC Release No. 33-8889 on February 1, 2008.  Commencing with its annual report for the year ending December 31, 2008, the Company will be required to include a report of management on its internal control over financial reporting. The internal control report must include a statement of:

•	management’s responsibility for establishing and maintaining adequate internal control over its financial reporting;

•	management’s assessment of the effectiveness of its internal control over financial reporting as of its year end; and

•	the framework used by management to evaluate the effectiveness of the Company’s internal control over financial reporting.

Furthermore, in the following year, it is required to file the auditor’s attestation report separately on the Company’s internal control over financial reporting on whether it believes that the Company has maintained, in all material respects, effective internal control over financial reporting.

On September 15, 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157 “Fair Value Measurements” (“SFAS No. 157”).  SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.  SFAS No. 157 is effective as of the beginning of the first fiscal year beginning after November 15, 2007.  The Company does not anticipate that the adoption of this statement will have a material effect on the Company’s financial condition and results of operations.

On February 15, 2007, the FASB issued FASB Statement No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities: Including an amendment of FASB Statement No. 115” (“SFAS No. 159”).  SFAS No. 159 permits all entities to elect to measure many financial instruments and certain other items at fair value with changes in fair value reported in earnings.  SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007, with earlier adoption permitted.  The Company does not anticipate that the adoption of this statement will have a material effect on the Company’s financial condition and results of operations.

In June 2007, the Emerging Issues Task Force of the FASB issued EITF Issue No. 07-3 “Accounting for Nonrefundable Advance Payments for Goods or Services to be Used in Future Research and Development Activities” (“EITF Issue No. 07-3”) which is effective for fiscal years beginning after December 15, 2007.  EITF Issue No. 07-3 requires that nonrefundable advance payments for future research and development activities be deferred and capitalized.  Such amounts will be recognized as an expense as the goods are delivered or the related services are performed.  The Company does not expect the adoption of EITF Issue No. 07-3 to have a material impact on the financial results of the Company.

ARMCO & METAWISE (HK) LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2008 AND 2007
(UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recently issued accounting pronouncements (Continued)

In December 2007, the FASB issued FASB Statement No. 141 (Revised 2007) “Business Combinations” (“SFAS No. 141(R)”), which requires the Company to record fair value estimates of contingent consideration and certain other potential liabilities during the original purchase price allocation, expense acquisition costs as incurred and does not permit certain restructuring activities previously allowed under Emerging Issues Task Force Issue No. 95-3 to be recorded as a component of purchase accounting. SFAS No. 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, except for the presentation and disclosure requirements, which shall be applied retrospectively for all periods presented. The Company will adopt this standard at the beginning of the Company’s year ending December 31, 2008 for all prospective business acquisitions. The Company has not determined the effect that the adoption of SFAS No. 141(R) will have on the financial results of the Company.

In December 2007, the FASB issued FASB Statement No. 160 “Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51” (“SFAS No. 160”), which causes noncontrolling interests in subsidiaries to be included in the equity section of the balance sheet. SFAS No. 160 applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008, except for the presentation and disclosure requirements, which shall be applied retrospectively for all periods presented. The Company will adopt this standard at the beginning of the Company’s year ending December 31, 2008 for all prospective business acquisitions. The Company has not determined the effect that the adoption of SFAS No. 160 will have on the financial results of the Company.

In March 2008, the FASB issued FASB Statement No. 161 “Disclosures about Derivative Instruments and Hedging Activities an amendment of FASB Statement No. 133” (“SFAS No. 161”), which changes the disclosure requirements for derivative instruments and hedging activities. Pursuant to SFAS No.161, Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 with early application encouraged. SFAS No. 161 encourages but does not require disclosures for earlier periods presented for comparative purposes at initial adoption. In years after initial adoption, this Statement requires comparative disclosures only for periods subsequent to initial adoption. The Company will adopt this standard at the beginning of the Company’s year ending December 31, 2008. The Company does not expect the adoption of SFAS No. 161 to have a material impact on the financial results of the Company.

Management does not believe that any other recently issued, but not yet effective accounting pronouncements, if adopted, would have a material effect on the accompanying consolidated financial statements.

NOTE 3 – INVENTORIES

Inventories at March 31, 2008 and December 31, 2007 consisted of the following:

	March 31, 2008	December 31, 2007
Goods purchased	$4,272,281	$2,434,908

	$4,272,281	$2,434,908

ARMCO & METAWISE (HK) LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2008 AND 2007
(UNAUDITED)

NOTE 4 – FINANCIAL INSTRUMENTS

The Company utilized forward foreign currency exchange contracts with a financial institution, resulting in a fixed foreign currency exchange rate of US$1.00 to RMB 7.3750.  These forward foreign currency exchange contracts will expire through August 2, 2008.

The forward foreign currency exchange contracts and related swap liabilities at March 31, 2008 and December 31, 2007 consisted of the following:

	March 31, 2008	December 31, 2007
Forward foreign currency exchange contracts	$308,744	$308,744
Forward foreign currency exchange swap liabilities	25,009	12,079

	$333,753	$320,823

NOTE 5 – RELATED PARTY TRANSACTIONS

Advances to (from) chairman, chief executive officer and sole stockholder

Advances to (from) chairman, chief executive officer and sole stockholder at March 31, 2008 and December 31, 2007, consisted of the following:

	March 31, 2008	December 31, 2007
Advances to (from) chairman, chief executive officer and sole stockholder	$17,004	$(921,444)

	$17,004	$(921,444)

The advances bear no interest and have no formal repayment terms.

NOTE 6 – CONCENTRATIONS AND CREDIT RISK

(i) Customers and Credit Concentrations

One (1) unrelated customer accounted for approximately 96.9% of total sales for the interim period ended March 31, 2008 and two (2) different unrelated customers accounted for approximately 74.4% and 25.2% of total sales for the interim period ended March 31, 2008, respectively.

(ii) Vendor Concentrations

One (1) unrelated vendor accounted for 85.0% of total purchases for the interim period ended March 31, 2008.  The Company did not make any material purchases for the interim period ended March 31, 2007.

(iii) Credit Risk

Financial instruments that potentially subject the Company to significant concentration of credit risk consist primarily of cash and cash equivalents.  As of March 31, 2008, substantially all of the Company’s cash and cash equivalents were held by major financial institutions located in the PRC, none of which are insured.  However, the Company has not experienced losses on these accounts and management believes that the Company is not exposed to significant risks on such accounts.

ARMCO & METAWISE (HK) LIMITED AND SUBSIDIARIES
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2008 AND 2007
(UNAUDITED)

NOTE 6 – CONCENTRATIONS AND CREDIT RISK (Continued)

(iv) Foreign currency risk

The Company is exposed to fluctuations in foreign currencies for transactions denominated in currencies other than RMB, the functional currencies due to the fact the majority of the Company’s purchasing activities are transacted in foreign currencies.  The Company had foreign currency hedges in place at March 31, 2008 to reduce such exposure.  The estimated loss in fair value on foreign currency hedges outstanding as of March 31, 2008 was $25,009.

NOTE 7 - FOREIGN OPERATIONS

(i) Operations

Substantially all of the Company’s operations are carried out and all of its assets are located in the PRC.  Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC.  The Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency fluctuation and remittances and methods of taxation, among other things.

(ii) Dividends and Reserves

Under the laws of the PRC, net income after taxation can only be distributed as dividends after appropriation has been made for the following: (i) cumulative prior years’ losses, if any; (ii) allocations to the “Statutory Surplus Reserve” of at least 10% of net income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company’s registered capital; (iii) allocations of 5-10% of income after tax, as determined under PRC accounting rules and regulations, to the Company’s “Statutory Common Welfare Fund”, which is established for the purpose of providing employee facilities and other collective benefits to employees in PRC; and (iv) allocations to any discretionary surplus reserve, if approved by stockholders.

As of March 31, 2008, the Company had no Statutory Surplus Reserve and the Statutory Common Welfare Fund established and segregated in retained earnings.

ARMCO & METAWISE (HK) LIMITED AND SUBSIDIARIES

Schedule II Valuation and Qualifying Accounts for the interim periods ended March 31, 2008 and 2007

	Balance at	Add	Deduct	Add	Balance at
	beginning of	Charge to	bad debt	translation	end of
	period	Income	written off	adjustment	period
For the Interim Period Ended March 31, 2007:
Allowance for doubtful accounts	$-	$-	$ (-)	$-	$-
For the Interim Period Ended March 31, 2008:
Allowance for doubtful accounts	$-	$-	$ (-)	$-	$-